AMENDMENT NUMBER ONE

to the

MASTER LOAN PURCHASE AND

SERVICING AGREEMENT,

dated as of September 1, 2006,

between

UBS REAL ESTATE SECURITIES INC.,

and

INDYMAC BANK, F.S.B.

This AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 1st day of March, 2007, between IndyMac Bank, F.S.B. (the “Company”) and UBS Real Estate Securities Inc. (the “Purchaser”), to the Master Loan Purchase and Servicing Agreement, dated as of September 1, 2006 as amended, (the “Purchase Agreement”), between the Purchaser and the Company.

RECITALS

WHEREAS, the Company and the Purchaser hereto desire to amend the Purchase Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

SECTION 2.

Amendments.

Effective as of March 1, 2007, the Purchase Agreement is hereby amended as follows:

(A)  Section 7.02 of the Purchase Agreement is hereby modified by deleting subsection (vi) in its entirety and replacing it with the following (with added language underlined for ease of review):

“(vi) The Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, reformation, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, reformation, set-off, counterclaim or defense has been asserted with respect thereto, and there is no basis for the Mortgage Loan to be modified or reformed with the consent of the Mortgagor under applicable law;”

(B)  Section 3.02 of the Purchase Agreement is hereby modified by adding the following subsection at the end thereto:

“(lxii)

No Mortgage Loan is (i) secured by a Mortgaged Property located within the "Pilot Program Area" in Cook County in the State of Illinois, and (ii) recorded on or after September 1, 2006 and closed on or before January 19, 2007, and no application was taken for any Mortgage Loan between such dates.  The term "Pilot Program Area" refers to the following zip codes: 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643, and 60652.”

 (C)

Section 22 of the Purchase Agreement is hereby modified by deleting it in its entirety and replacing it with the following:

“Section 22. Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)

SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

 (B)

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

 (C)

AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 20; AND

 (D)

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.”

SECTION 3.  Limited Effect. Except as expressly amended and modified by this Amendment, the Purchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

SECTION 4. GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

INDYMAC BANK, F.S.B.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: